ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated December 21, 2022,
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 29, 2022

This supplement updates certain information contained in the prospectus and SAI and should be attached to the summary prospectus, statutory prospectus, and SAI and retained for future reference.

AZL® DFA Five-Year Global Fixed Income Fund
AZL® Gateway Fund
AZL® MetWest Total Return Bond Fund
AZL® MSCI Emerging Markets Equity Index Fund

At a meeting held December 13, 2022, the Board of Trustees of the Trust approved the reorganization of each of the following Acquired Funds into the corresponding Acquiring Fund. Completion of each reorganization is subject to a number of conditions. Subject to satisfaction of the conditions of the reorganizations, it is anticipated that the reorganization will become effective on or about March 10, 2023.
Acquired Fund	Acquiring Fund
AZL® DFA Five-Year Global Fixed Income Fund	AZL® Enhanced Bond Index Fund
AZL® Gateway Fund	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 2
AZL® MetWest Total Return Bond Fund	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 2
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 Class 2	AZL® International Index Fund, Class 1 Class 2

AZL-003-0422